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                      SUPPLEMENT NO. 1 DATED SEPTEMBER 17, 2004
                                       TO
                          PROSPECTUS DATED JUNE 1, 2004

                                       FOR

             STATE STREET RESEARCH INSTITUTIONAL CORE FIXED INCOME FUND
          STATE STREET RESEARCH INSTITUTIONAL CORE PLUS FIXED INCOME FUND
             STATE STREET RESEARCH INSTITUTIONAL LARGE CAP GROWTH FUND
             STATE STREET RESEARCH INSTITUTIONAL LARGE CAP ANALYST FUND

                SERIES OF STATE STREET RESEARCH INSTITUTIONAL FUNDS

     MetLife, Inc., the parent company of State Street Research & Management Company ("SSRM"), which serves as the investment adviser to the funds listed above, announced that it has entered into an agreement to sell SSRM and State Street Research Investment Services, Inc., the funds' distributor, as part of a larger transaction to sell MetLife's asset management business to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of MetLife's asset management business (the "Acquisition") is expected to occur in the first quarter of 2005. BlackRock manages approximately $314 billion for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products and is one of the largest publicly traded investment management companies.

     The Board of Trustees of the funds is in the process of considering proposals relating to the funds, and any such proposals will require the approval of the Board of Trustees of the funds and potentially, the shareholders of the funds.